Charles E. Smith

                           Certified Public Accountant
                                 709-B West Rusk
                                    Suite 580
                              Rockwall, Texas 75087

                            TELEPHONE (214) 212-2307






Securities & Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549


Gentlemen:

I have read and agree with the comments in Item 4 of the Form 8-K filed on December 14, 2001, of which this letter is a part.


                                       /s/  Charles E. Smith, CPA
                                       --------------------------
                                       By:  Charles E. Smith


Rockwall, Texas
December 14, 2001